UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2019, the Board of Directors (the “Board”) of Progenics Pharmaceuticals, Inc. (“Progenics” or “the Company”) approved an amendment and restatement of Progenics’ bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”) to provide stockholders of the Company the opportunity to raise important matters both on an annual basis at the Company’s annual meeting of stockholders as well as at special meetings held outside the annual meeting process. The amendment and restatement is effective immediately and as follows:

Section 3.03 (Special Meetings) allows the secretary to call special meetings of the stockholders upon the written request by record holder(s) who:

●

represent in the aggregate at least 20% of the outstanding shares of common stock of the Company which shares are determined to be “Net Long Shares” (as defined in Section 3.03(a) of the Amended Bylaws) (the “Requisite Percentage”);

●	have held such shares continuously for at least one year prior to the date such special meeting request is delivered to the Company; and
●	have complied in full with the requirements set forth in the Amended Bylaws.

A special meeting request must include:

●	the signature of the record holders and of each of the beneficial owners, if any, on whose behalf the special meeting request is being made;
●	documentary evidence of the number of Net Long Shares owned by the requesting stockholder(s) as of the date of delivery;
●	documentary evidence that Net Long Shares have been held continuously for the required one-year period by the requesting record holder(s) and/or beneficial owner(s);
●

an acknowledgment that any decrease in the number of Net Long Shares held after the special meeting request is delivered will be deemed a revocation with respect to such shares and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied; and

●

a commitment to continue to satisfy the Requisite Percentage and promptly notify the Company upon any decrease occurring between the special meeting request delivery and the date of the stockholder requested special meeting.

In addition to the above:

●	Each requesting stockholder is required to update the special meeting request as necessary.
●	Any updates must be received by the secretary not later than five business days after the record date for determining the stockholders entitled to receive notice of such meeting.
●	Requesting stockholders must promptly provide any other information reasonably requested by the Company.

Any stockholder requested special meeting shall not be held more than 90 days after a special meeting request.

The descriptions of the changes in the Amended Bylaws contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d)          Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Progenics Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 1, 2019